UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler

Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Report to Stockholders.

(a)

Osterweis Fund
OSTFX
Annual Shareholder Report | March 31, 2025
This annual shareholder report contains important information about the Osterweis Fund for the period of April 1, 2024, to March 31, 2025. You can find additional information about the Fund at https://www.osterweis.com/regulatory-reports. You can also request this information by contacting us at 1-866-236-0050.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Osterweis Fund	$95	0.95%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the period of April 1, 2024, to March 31, 2025, the Osterweis Fund (the Fund) generated a total return of -0.33% versus 8.25% for the S&P 500 Index.
During the first three quarters of the fiscal year, the S&P 500 rallied steadily, driven by the outsized influence of the mega cap technology stocks atop the index. The so-called Magnificent 7 (Apple, Amazon, Tesla, Nvidia, Microsoft, Meta, and Alphabet) all benefited from a surge in AI investment and delivered exceptional returns. Our equities also generated positive returns during the first three fiscal quarters but did not keep pace with the index.
Market sentiment shifted dramatically in the final fiscal quarter, with the S&P 500 losing roughly 10% from its peak around mid-February through the end of March. Investors grew concerned that the escalating trade war could potentially trigger a recession and/or higher inflation. Our equities held up better than the index, as we maintained our focus on quality growth companies, which possess durable competitive advantages and the ability to drive growth through reinvestment, but were unable to close the gap from the first three quarters.
For the full fiscal year, our underperformance was primarily due to our security selection. Our picks in Information Technology, our largest sector by weight, detracted the most, as a few of our semiconductor companies struggled. Consumer Staples, Industrials, and Communication Services were also areas of weakness for us. On the plus side, our picks in Financials, Materials, and Utilities boosted our relative performance.
Sector weighting detracted slightly from our relative performance, particularly our lower exposure to Consumer Staples versus the benchmark. Our cash reserves generated a positive absolute return during the period and had no material impact on our relative performance.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Osterweis Fund	PAGE 1	TSR-AR-742935406

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
OSTFX (without sales charge)	-0.33	12.99	7.46
S&P 500	8.25	18.59	12.50
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of March 31, 2025)

Net Assets	$142,733,768
Number of Holdings	35
Net Advisory Fee	$1,231,463
Portfolio Turnover	42%
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of March 31, 2025)

Top Holdings	(% of net assets)
Federated Hermes U.S. Treasury Cash Reserves - Class Institutional	7.1%
Alphabet, Inc. - Class C	6.6%
Microsoft Corp.	5.9%
Amazon.com, Inc.	5.1%
Visa, Inc. - Class A	4.1%
UnitedHealth Group, Inc.	3.6%
AutoZone, Inc.	3.5%
Waste Connections, Inc.	3.2%
American Water Works Co., Inc.	3.2%
Brown & Brown, Inc.	3.1%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.osterweis.com/regulatory-reports.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Osterweis Funds documents not be householded, please contact the Osterweis Funds at  1-866-236-0050, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Osterweis Funds or your financial intermediary.
Osterweis Fund	PAGE 2	TSR-AR-742935406

Osterweis Growth & Income Fund
OSTVX
Annual Shareholder Report | March 31, 2025
This annual shareholder report contains important information about the Osterweis Growth & Income Fund for the period of April 1, 2024, to March 31, 2025. You can find additional information about the Fund at https://www.osterweis.com/regulatory-reports. You can also request this information by contacting us at 1-866-236-0050.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Osterweis Growth & Income Fund	$91	0.90%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the period of April 1, 2024, to March 31, 2025, the Osterweis Growth & Income Fund (the Fund) generated a total return of 2.22% versus 7.02% for the 60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index (the Agg).
Our underperformance was primarily due to security selection in our equity portfolio. Our picks in Information Technology, our largest sector, detracted the most, as a few of our software and semiconductor companies struggled. Consumer Staples, Health Care, and Industrials were also areas of weakness for us. On the plus side, our picks in Financials, Materials, and Utilities boosted our relative performance. Our fixed income portfolio somewhat offset our underperformance, primarily due to our overweight to high yield (versus the Agg), as high yield bonds delivered stronger returns than investment grade bonds. Also, we increased our allocation to fixed income during the period, which helped our relative returns, as did our allocation to cash.
During the first three quarters of the fiscal year, equity markets were generally bullish, while fixed income markets were mixed. The S&P 500 rallied steadily over that span, driven by the outsized influence of the mega cap technology stocks atop the index. The so-called Magnificent 7 (Apple, Amazon, Tesla, Nvidia, Microsoft, Meta, and Alphabet) all benefited from a surge in AI investment and delivered exceptional returns. Our equities also generated positive returns during the first three fiscal quarters but did not keep pace with the index.
Fixed income markets were a little more volatile during the first three quarters, as inflation expectations remained fluid. During the first fiscal quarter, CPI continued to hover above the Fed’s 2% target, so investment grade bonds were mostly flat. During the second fiscal quarter, inflation cooled, and the Fed announced a series of rate cuts, which triggered a broad rally in the bond market. Concerns about inflation resumed somewhat unexpectedly in the third fiscal quarter, causing fixed income markets to give back a portion of their gains from the previous period. Despite the market swings and inflation uncertainty, we outperformed during the first three fiscal quarters, as our shorter duration profile sheltered us from rising rates.
Market sentiment shifted dramatically in the final fiscal quarter for both equities and fixed income. The S&P 500 lost roughly 10% from its peak around mid-February through the end of March, as investors grew concerned that the escalating trade war could potentially trigger a recession and/or higher inflation. Our equities held up better than the index, as we maintained our focus on quality growth companies, which possess durable competitive advantages and the ability to drive growth through reinvestment, but were unable to close the gap from the first three quarters. The stock market selloff triggered a classic flight to quality that caused Treasuries to rally. Our fixed income portfolio lagged the index due to our shorter duration profile, but we still delivered positive absolute returns for the final quarter.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
Osterweis Growth & Income Fund	PAGE 1	TSR-AR-74316J771

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
OSTVX (without sales charge)	2.22	11.37	6.53
S&P 500	8.25	18.59	12.50
Bloomberg U.S. Aggregate Bond	4.88	-0.40	1.46
60% S&P 500/40% Bloomberg U.S. Aggregate Blend	7.02	10.88	8.22
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of March 31, 2025)

Net Assets	$178,084,620
Number of Holdings	161
Net Advisory Fee	$1,353,049
Portfolio Turnover	44%
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of March 31, 2025)

Top Holdings	(% of net assets)
Federated Hermes U.S. Treasury Cash Reserves - Class Institutional	5.8%
Microsoft Corp.	3.7%
Alphabet, Inc. - Class C	3.5%
Amazon.com, Inc.	2.9%
Visa, Inc. - Class A	2.6%
American Water Works Co., Inc.	2.4%
UnitedHealth Group, Inc.	2.2%
AutoZone, Inc.	2.1%
Waste Connections, Inc.	2.1%
EastGroup Properties, Inc.	2.1%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.osterweis.com/regulatory-reports.
Osterweis Growth & Income Fund	PAGE 2	TSR-AR-74316J771

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Osterweis Funds documents not be householded, please contact the Osterweis Funds at  1-866-236-0050, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Osterweis Funds or your financial intermediary.
Osterweis Growth & Income Fund	PAGE 3	TSR-AR-74316J771

Osterweis Opportunity Fund
OSTGX
Annual Shareholder Report | March 31, 2025
This annual shareholder report contains important information about the Osterweis Opportunity Fund for the period of April 1, 2024, to March 31, 2025. You can find additional information about the Fund at https://www.osterweis.com/regulatory-reports. You can also request this information by contacting us at 1-866-236-0050.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Osterweis Opportunity Fund	$106	1.10%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the period of April 1, 2024, to March 31, 2025, the Osterweis Opportunity Fund (the Fund) generated a total return of -6.98% versus -4.86% for the Russell 2000 Growth Index.
During the first three quarters of the fiscal year, the small cap growth market generally fared well, as the macroeconomic environment was benign. The second fiscal quarter was particularly favorable, as the Federal Reserve announced a 50 basis point rate cut that triggered a robust rally. The Fund also did well during the first three quarters, delivering strong absolute returns and outperforming the index.
Market sentiment shifted significantly in the final fiscal quarter, as concerns about the economic fallout of a global trade war caused markets to sell off aggressively. Small cap stocks bore the brunt of the declines, with the Russell 2000 Growth Index falling 11.1%, versus just 4.3% for the S&P 500. Performance was very thematic during the quarter, as small cap investors used a broad brush to determine which businesses were most likely to be impacted by the evolving tariff policies. Even companies that hit their earnings targets slipped if they were affiliated with the wrong theme. It was a difficult environment, as the market was effectively throwing out the baby with the bathwater, and the Fund felt the effects, delivering negative absolute and relative returns.
For the full fiscal year, our underperformance was driven primarily by our security selection. Several of our positions in Consumer Staples struggled, particularly in the fourth quarter, which detracted significantly from our relative returns. Our security selection within Information Technology and Consumer Discretionary, two of our largest sectors by weight, was significantly additive to our relative performance. Our picks in Health Care, our second largest sector, slightly lagged their counterparts in the index but did not materially impact our relative returns. Our sector weighting also detracted from our relative performance for the full year.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Osterweis Opportunity Fund	PAGE 1	TSR-AR-74316P744

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
OSTGX (without sales charge)	-6.98	13.87	11.06
S&P 500	8.25	18.59	12.50
Russell 2000 Growth	-4.86	10.78	6.14
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of March 31, 2025)

Net Assets	$353,186,213
Number of Holdings	40
Net Advisory Fee	$3,449,115
Portfolio Turnover	137%
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of March 31, 2025)

Top Holdings	(% of net assets)
Federated Hermes U.S. Treasury Cash Reserves - Class Institutional	6.7%
FirstService Corp.	4.5%
Cavco Industries, Inc.	4.2%
Guidewire Software, Inc.	4.2%
Life Time Group Holdings, Inc.	4.2%
Magnolia Oil & Gas Corp. - Class A	4.0%
Bio-Techne Corp.	3.8%
Rambus, Inc.	3.6%
CONMED Corp.	3.4%
Lithia Motors, Inc.	3.1%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.osterweis.com/regulatory-reports.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Osterweis Funds documents not be householded, please contact the Osterweis Funds at  1-866-236-0050, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Osterweis Funds or your financial intermediary.
Osterweis Opportunity Fund	PAGE 2	TSR-AR-74316P744

Osterweis Strategic Income Fund
OSTIX
Annual Shareholder Report | March 31, 2025
This annual shareholder report contains important information about the Osterweis Strategic Income Fund for the period of April 1, 2024, to March 31, 2025. You can find additional information about the Fund at https://www.osterweis.com/regulatory-reports. You can also request this information by contacting us at 1-866-236-0050.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Osterweis Strategic Income Fund	$86	0.83%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the period of April 1, 2024, to March 31, 2025, the Osterweis Strategic Income Fund (the Fund) generated a total return of 6.25% versus 4.88% for the Bloomberg U.S. Aggregate Bond Index (the Agg). Our outperformance was due primarily to our overweight to high yield (versus the Agg), as high yield bonds delivered stronger returns than investment grade bonds.
Inflation was the top concern among fixed income investors during the first three quarters of the previous fiscal year. During the first fiscal quarter, the investment grade bond market was subdued as inflation continued to hover above the Fed’s 2% target, which dashed hopes that the central bank would reduce interest rates. Our short duration high yield portfolio fared well and outperformed the Agg.
During the second fiscal quarter, inflation cooled, and the Fed announced a series of rate cuts, which triggered a broad rally in the bond market. Ten-year Treasury yields declined 62 basis points during the quarter, and high yield bonds also performed well. Because we deliberately maintain a shorter duration profile than the Agg, we lagged the index during the period, though we still generated positive absolute returns.
Concerns about inflation resumed somewhat unexpectedly in the third fiscal quarter, causing fixed income markets to give back a portion of their gains from the previous period. In response to elevated CPI data, the Fed revised its prior plans and announced fewer rate cuts for 2025. We outperformed during the quarter, as our shorter duration profile sheltered us from the worst of the selloff. We delivered positive absolute returns compared to negative absolute returns for the Agg.
The final fiscal quarter marked a shift in market sentiment, as concerns about lingering inflation and Fed policy were replaced by deeper worries about the consequences of a global trade war, including higher inflation and a potential recession. Equity markets sold off aggressively, triggering the classic flight to quality that caused Treasuries to rally. Our portfolio lagged the index due to our shorter duration profile, but we still delivered positive absolute returns.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Osterweis Strategic Income Fund	PAGE 1	TSR-AR-742935489

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
OSTIX (without sales charge)	6.25	7.31	4.68
Bloomberg U.S. Aggregate Bond	4.88	-0.40	1.46
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of March 31, 2025)

Net Assets	$6,036,366,113
Number of Holdings	176
Net Advisory Fee	$40,234,769
Portfolio Turnover	40%
Visit https://www.osterweis.com/regulatory-reports for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of March 31, 2025)

Top Holdings	(% of net assets)
MSILF Treasury Securities Portfolio - Class Institutional	1.5%
Federated Hermes U.S. Treasury Cash Reserves - Class Institutional	1.5%
Lyft, Inc.	1.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.	1.2%
OneMain Finance Corp.	1.2%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc.	1.2%
Airbnb, Inc.	1.1%
United Natural Foods, Inc.	1.1%
Wells Fargo & Co.	1.1%
Cable One, Inc.	1.1%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.osterweis.com/regulatory-reports.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Osterweis Funds documents not be householded, please contact the Osterweis Funds at  1-866-236-0050, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Osterweis Funds or your financial intermediary.
Osterweis Strategic Income Fund	PAGE 2	TSR-AR-742935489

(b)	Not applicable.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh and are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2025	FYE 3/31/2024
Audit Fees	$21,450	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2025	FYE 3/31/2024
Audit Fees	$26,950	$26,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Growth & Income Fund

	FYE 3/31/2025	FYE 3/31/2024
Audit Fees	$22,950	$22,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Opportunity Fund

	FYE 3/31/2025	FYE 3/31/2024
Audit Fees	$21,450	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed and annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Osterweis Fund (OSTFX)
Osterweis Growth & Income Fund (OSTVX)
Osterweis Opportunity Fund (OSTGX)
Osterweis Strategic Income Fund (OSTIX)
Annual Financial Statements & Additional Information
March 31, 2025

Osterweis Fund
Schedule of Investments
March 31, 2025

	Shares	Value
COMMON STOCKS - 88.1%
Aerospace & Defense - 5.9%
Airbus SE - ADR	79,115	$3,488,180
L3Harris Technologies, Inc.	12,176	2,548,559
The Boeing Co.(a)	13,550	2,310,952
		8,347,691
Banks - 2.8%
JPMorgan Chase & Co.	16,400	4,022,920
Broadline Retail - 5.1%
Amazon.com, Inc.(a)	38,215	7,270,786
Chemicals - 2.6%
Air Products & Chemicals, Inc.	6,876	2,027,870
Linde PLC	3,729	1,736,372
		3,764,242
Commercial Services & Supplies - 3.2%
Waste Connections, Inc.	23,560	4,598,676
Electrical Equipment - 1.5%
AMETEK, Inc.	12,745	2,193,924
Electronic Equipment, Instruments & Components - 2.8%
Keysight Technologies, Inc.(a)	26,370	3,949,435
Financial Services - 4.1%
Visa, Inc. - Class A	16,840	5,901,746
Ground Transportation - 1.5%
Old Dominion Freight Line, Inc.	12,665	2,095,424
Health Care Equipment & Supplies - 3.0%
Boston Scientific Corp.(a)	42,745	4,312,116
Health Care Providers & Services - 3.6%
UnitedHealth Group, Inc.	9,687	5,073,566
Insurance - 5.6%
Brown & Brown, Inc.	35,515	4,418,066
The Progressive Corp.	12,805	3,623,943
		8,042,009
Interactive Media & Services - 6.6%
Alphabet, Inc. - Class C	60,645	9,474,568
IT Services - 2.6%
Accenture PLC - Class A	11,656	3,637,138
Life Sciences Tools & Services - 5.1%
Danaher Corp.	14,218	2,914,690
Thermo Fisher Scientific, Inc.	8,612	4,285,331
		7,200,021
Machinery - 1.5%
Deere & Co.	4,591	2,154,786

	Shares	Value
Pharmaceuticals - 1.3%
Novo Nordisk AS - ADR	26,475	$1,838,424
Semiconductors & Semiconductor Equipment - 7.3%
Analog Devices, Inc.	17,706	3,570,769
Broadcom, Inc.	15,586	2,609,564
NVIDIA Corp.	39,125	4,240,368
		10,420,701
Software - 10.6%
Intuit, Inc.	4,986	3,061,354
Microsoft Corp.	22,451	8,427,881
Salesforce, Inc.	13,358	3,584,753
		15,073,988
Specialty Retail - 6.2%
AutoZone, Inc.(a)	1,301	4,960,427
Ross Stores, Inc.	30,510	3,898,873
		8,859,300
Trading Companies & Distributors - 2.0%
Ferguson Enterprises, Inc.	18,165	2,910,578
Water Utilities - 3.2%
American Water Works Co., Inc.	30,905	4,559,106
TOTAL COMMON STOCKS (Cost $84,151,136)		125,701,145
REAL ESTATE INVESTMENT TRUSTS - COMMON - 4.3%
Industrial REITs - 2.9%
EastGroup Properties, Inc.	23,835	4,198,535
Specialized REITs - 1.4%
Lamar Advertising Co. - Class A	17,705	2,014,475
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $5,422,890)		6,213,010
SHORT-TERM INVESTMENTS - 7.1%
Money Market Funds - 7.1%
Federated Hermes US Treasury Cash Reserves - Class Institutional, 4.14%(b)	10,113,941	10,113,941
TOTAL SHORT-TERM INVESTMENTS (Cost $10,113,941)		10,113,941
TOTAL INVESTMENTS - 99.5% (Cost $99,687,967)		142,028,096
Other Assets in Excess of Liabilities - 0.5%		705,672
TOTAL NET ASSETS - 100.0%		$142,733,768

The accompanying notes are an integral part of these financial statements.

1

Osterweis Fund
Schedule of Investments
March 31, 2025(Continued)
Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
The accompanying notes are an integral part of these financial statements.

2

OSTERWEIS GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025

	Shares	Value
COMMON STOCKS - 55.2%
Aerospace & Defense - 4.3%
Airbus SE - ADR	64,305	$2,835,208
L3Harris Technologies, Inc.	17,168	3,593,434
The Boeing Co.(a)	7,475	1,274,861
		7,703,503
Banks - 1.8%
JPMorgan Chase & Co.	12,790	3,137,387
Broadline Retail - 2.9%
Amazon.com, Inc.(a)	27,315	5,196,952
Chemicals - 2.3%
Air Products & Chemicals, Inc.	6,870	2,026,100
Linde PLC	4,460	2,076,755
		4,102,855
Commercial Services & Supplies - 2.1%
Waste Connections, Inc.	19,050	3,718,369
Consumer Staples Distribution & Retail - 0.0%(b)
Southeastern Grocers, Inc.(a)(c)	7,928	1,930
Tops Holding, Litigation Trust Proceeds(a)(c)(d)	2,292,000	1,721
		3,651
Electrical Equipment - 1.0%
AMETEK, Inc.	9,915	1,706,768
Electronic Equipment, Instruments & Components - 0.9%
Keysight Technologies, Inc.(a)	10,215	1,529,901
Financial Services - 2.6%
Visa, Inc. - Class A	13,170	4,615,558
Ground Transportation - 0.9%
Old Dominion Freight Line, Inc.	9,854	1,630,344
Health Care Providers & Services - 2.2%
UnitedHealth Group, Inc.	7,648	4,005,640
Insurance - 3.6%
Brown & Brown, Inc.	24,495	3,047,178
The Progressive Corp.	11,858	3,355,933
		6,403,111
Interactive Media & Services - 3.5%
Alphabet, Inc. - Class C	39,915	6,235,920
IT Services - 1.7%
Accenture PLC - Class A	9,893	3,087,012

	Shares	Value
Life Sciences Tools & Services - 3.2%
Danaher Corp.	11,312	$2,318,960
Thermo Fisher Scientific, Inc.	6,852	3,409,555
		5,728,515
Machinery - 1.0%
Deere & Co.	3,730	1,750,676
Metals & Mining - 0.4%
Real Alloy Equity(a)(c)	9	633,352
Pharmaceuticals - 2.3%
Novartis AG - ADR	24,480	2,729,031
Novo Nordisk AS - ADR	20,505	1,423,867
		4,152,898
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	13,795	2,782,037
Broadcom, Inc.	12,030	2,014,183
NVIDIA Corp.	29,405	3,186,914
		7,983,134
Software - 6.6%
Intuit, Inc.	3,799	2,332,548
Microsoft Corp.	17,486	6,564,070
Salesforce, Inc.	10,507	2,819,658
		11,716,276
Specialty Retail - 3.7%
AutoZone, Inc.(a)	979	3,732,712
Ross Stores, Inc.	23,075	2,948,754
		6,681,466
Trading Companies & Distributors - 1.3%
Ferguson Enterprises, Inc.	14,670	2,350,574
Water Utilities - 2.4%
American Water Works Co., Inc.	28,680	4,230,874
TOTAL COMMON STOCKS (Cost $69,643,307)		98,304,736

	Par
CORPORATE BONDS - 29.2%
Aerospace & Defense - 0.3%
Rolls-Royce PLC, 3.63%, 10/14/2025(d)	$572,000	569,977
Automobile Components - 1.5%
Adient Global Holdings Ltd.
7.00%, 04/15/2028(d)	350,000	350,788
7.50%, 02/15/2033(d)	400,000	372,240
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027	750,000	729,003
Real Hero Merger Sub 2, Inc., 6.25%, 02/01/2029(d)	600,000	473,142

The accompanying notes are an integral part of these financial statements.

3

OSTERWEIS GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Automobile Components - (Continued)
The Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	$250,000	$248,187
5.00%, 07/15/2029	500,000	463,421
		2,636,781
Automobiles - 0.3%
Ford Motor Co., 9.63%, 04/22/2030	500,000	570,721
Banks - 1.4%
JPMorgan Chase & Co., 4.08% to 04/26/2025 then SOFR + 1.32%, 04/26/2026	500,000	499,607
Macquarie Bank Ltd., 4.88%, 06/10/2025(d)	1,000,000	999,521
Wells Fargo & Co., 2.19% to 04/30/2025 then SOFR + 2.00%, 04/30/2026	1,000,000	997,934
		2,497,062
Beverages - 0.1%
Primo Water Holdings, Inc. / Triton Water Holdings, Inc., 4.38%, 04/30/2029(d)	300,000	286,536
Building Products - 0.8%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(d)	500,000	491,018
Griffon Corp., 5.75%, 03/01/2028	500,000	489,305
Masterbrand, Inc., 7.00%, 07/15/2032(d)	500,000	499,786
		1,480,109
Chemicals - 0.7%
Consolidated Energy Finance SA
6.50%, 05/15/2026(d)	100,000	96,904
5.63%, 10/15/2028(d)	400,000	344,438
12.00%, 02/15/2031(d)	250,000	249,665
INEOS Quattro Finance 2 PLC, 9.63%, 03/15/2029(d)	500,000	517,723
		1,208,730
Commercial Services & Supplies - 0.7%
Deluxe Corp., 8.13%, 09/15/2029(d)	500,000	503,295
Pitney Bowes, Inc., 7.25%, 03/15/2029(d)	725,000	724,202
		1,227,497
Computers & Peripherals - 1.2%
CPI CG, Inc., 10.00%, 07/15/2029(d)	600,000	641,885
Western Digital Corp., 4.75%, 02/15/2026	500,000	497,447
Xerox Corp., 10.25%, 10/15/2030(d)	500,000	497,653
Xerox Holdings Corp.
5.50%, 08/15/2028(d)	250,000	176,165
8.88%, 11/30/2029(d)	500,000	338,130
		2,151,280

	Par	Value
Construction & Engineering - 1.3%
Global Infrastructure Solutions, Inc., 5.63%, 06/01/2029(d)	$750,000	$723,410
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(d)	600,000	543,421
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(d)	500,000	483,570
Tutor Perini Corp., 11.88%, 04/30/2029(d)	500,000	550,957
		2,301,358
Consumer Finance - 1.9%
Enova International, Inc.
11.25%, 12/15/2028(d)	250,000	269,587
9.13%, 08/01/2029(d)	350,000	361,053
EZCORP, Inc., 7.38%, 04/01/2032(d)	500,000	508,613
FirstCash, Inc.
5.63%, 01/01/2030(d)	500,000	485,160
6.88%, 03/01/2032(d)	500,000	507,236
OneMain Finance Corp., 7.13%, 03/15/2026	700,000	710,845
Synchrony Financial, 4.50%, 07/23/2025	500,000	499,483
		3,341,977
Consumer Staples Distribution & Retail - 1.7%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(d)	500,000	418,294
KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029(d)	750,000	770,723
Performance Food Group, Inc., 5.50%, 10/15/2027(d)	750,000	743,595
United Natural Foods, Inc., 6.75%, 10/15/2028(d)	625,000	618,040
US Foods, Inc., 4.75%, 02/15/2029(d)	470,000	453,315
		3,003,967
Containers & Packaging - 0.3%
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	500,000	496,605
Diversified Consumer Services - 0.1%
Carriage Services, Inc., 4.25%, 05/15/2029(d)	200,000	182,298
Electronic Equipment, Instruments & Components - 0.4%
CDW LLC / CDW Finance Corp., 4.13%, 05/01/2025	750,000	750,709
Entertainment - 0.3%
Banijay Entertainment SAS, 8.13%, 05/01/2029(d)	500,000	514,740

The accompanying notes are an integral part of these financial statements.

4

OSTERWEIS GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Financial Services - 1.2%
Burford Capital Global Finance LLC, 6.25%, 04/15/2028(d)	$250,000	$248,667
HAS Capital Income Opportunity Fund II LLC, 8.00%, 08/31/2031(a)(c)(d)	642,000	387,077
Nationstar Mortgage Holdings, Inc., 5.00%, 02/01/2026(d)	250,000	249,144
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(d)	750,000	748,757
United Wholesale Mortgage LLC
5.50%, 11/15/2025(d)	320,000	319,311
5.50%, 04/15/2029(d)	180,000	173,658
		2,126,614
Food Products - 0.2%
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/2029(d)	494,000	458,689
Ground Transportation - 0.3%
RXO, Inc., 7.50%, 11/15/2027(d)	500,000	514,180
Health Care Equipment & Supplies - 0.3%
Varex Imaging Corp., 7.88%, 10/15/2027(d)	500,000	508,646
Health Care Providers & Services - 0.3%
Owens & Minor, Inc., 4.50%, 03/31/2029(d)	750,000	629,190
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp.
5.75%, 03/01/2027(d)	500,000	500,942
6.00%, 05/01/2029(d)	250,000	248,199
Las Vegas Sands Corp., 2.90%, 06/25/2025	500,000	497,381
NCL Corp. Ltd., 5.88%, 02/15/2027(d)	250,000	249,771
Travel + Leisure Co., 6.60%, 10/01/2025(e)	750,000	750,939
		2,247,232
Household Durables - 1.4%
Adams Homes, Inc., 9.25%, 10/15/2028(d)	750,000	760,174
Empire Communities Corp., 9.75%, 05/01/2029(d)	500,000	506,269
Mattamy Group Corp., 5.25%, 12/15/2027(d)	500,000	485,682
STL Holding Co. LLC, 8.75%, 02/15/2029(d)	250,000	256,820
The New Home Co., Inc., 9.25%, 10/01/2029(d)	500,000	513,418
		2,522,363

	Par	Value
Industrial Conglomerates - 0.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	$178,000	$176,964
Industrial Power & Renewable Electricity Products - 0.3%
Vistra Operations Co. LLC, 5.05%, 12/30/2026(d)	500,000	501,558
IT Services - 0.3%
Unisys Corp., 6.88%, 11/01/2027(d)	500,000	487,180
Machinery - 0.7%
The Manitowoc Co., Inc., 9.25%, 10/01/2031(d)	500,000	514,595
Wabash National Corp., 4.50%, 10/15/2028(d)	750,000	674,321
		1,188,916
Media - 0.4%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 08/15/2027(d)	700,000	678,793
Metals & Mining - 1.6%
Century Aluminum Co., 7.50%, 04/01/2028(d)	750,000	758,065
Coeur Mining, Inc., 5.13%, 02/15/2029(d)	600,000	572,020
Hecla Mining Co., 7.25%, 02/15/2028	500,000	504,705
Perenti Finance Pty Ltd.
6.50%, 10/07/2025(d)	118,808	118,843
7.50%, 04/26/2029(d)	500,000	516,062
SunCoke Energy, Inc., 4.88%, 06/30/2029(d)	500,000	459,347
		2,929,042
Mortgage Real Estate Investment Trusts - REITS - 0.6%
Blackstone Mortgage Trust, Inc., 7.75%, 12/01/2029(d)	500,000	514,004
Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc., 6.38%, 02/01/2027(d)	500,000	495,701
		1,009,705
Oil, Gas & Consumable Fuels - 1.4%
Calumet Specialty Products Partners LP/ Calumet Finance Corp.
11.00%, 04/15/2026(d)	500,000	503,379
9.75%, 07/15/2028(d)	250,000	227,741
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 02/01/2028	450,000	454,707
Global Partners LP / GLP Finance Corp., 7.00%, 08/01/2027	750,000	748,494

The accompanying notes are an integral part of these financial statements.

5

OSTERWEIS GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Oil, Gas & Consumable Fuels - (Continued)
NGL Energy Operating LLC / NGL Energy Finance Corp., 8.13%, 02/15/2029(d)	$500,000	$500,035
		2,434,356
Passenger Airlines - 1.7%
Allegiant Travel Co., 7.25%, 08/15/2027(d)	750,000	727,835
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(d)	680,417	678,004
JetBlue Airways Corp. / JetBlue Loyalty L.P., 9.88%, 09/20/2031(d)	850,000	838,975
United Airlines, Inc., 4.38%, 04/15/2026(d)	750,000	739,236
		2,984,050
Personal Care Products - 0.3%
Coty, Inc., 5.00%, 04/15/2026(d)	500,000	498,841
Professional Services - 0.3%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(d)	600,000	562,629
Software - 0.5%
ACI Worldwide, Inc., 5.75%, 08/15/2026(d)	250,000	250,873
Fair Isaac Corp., 5.25%, 05/15/2026(d)	500,000	500,379
NCR Voyix Corp., 5.00%, 10/01/2028(d)	250,000	240,709
		991,961
Specialty Retail - 1.5%
Advance Auto Parts, Inc., 5.90%, 03/09/2026	500,000	499,803
Ken Garff Automotive LLC, 4.88%, 09/15/2028(d)	500,000	479,177
Penske Automotive Group, Inc., 3.50%, 09/01/2025	750,000	744,952
Sonic Automotive, Inc., 4.63%, 11/15/2029(d)	500,000	460,107
Upbound Group, Inc., 6.38%, 02/15/2029(d)	600,000	568,081
		2,752,120
Trading Companies & Distributors - 1.3%
Castlelake Aviation Finance DAC, 5.00%, 04/15/2027(d)	500,000	505,148
GGAM Finance Ltd., 7.75%, 05/15/2026(d)	500,000	505,928
Herc Holdings, Inc., 5.50%, 07/15/2027(d)	500,000	497,575
Macquarie Airfinance Holdings Ltd., 8.38%, 05/01/2028(d)	500,000	521,626

	Par	Value
WESCO Distribution, Inc., 7.25%, 06/15/2028(d)	$250,000	$254,774
		2,285,051
Transportation Infrastructure - 0.2%
Signature Aviation US Holdings, Inc., 4.00%, 03/01/2028(d)	400,000	354,262
TOTAL CORPORATE BONDS (Cost $52,829,667)		52,062,689
	Shares
REAL ESTATE INVESTMENT TRUSTS - COMMON - 3.5%
Industrial REITs - 2.1%
EastGroup Properties, Inc.	20,750	3,655,112
Specialized REITs - 1.4%
Lamar Advertising Co. - Class A	22,320	2,539,570
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $5,279,240)		6,194,682
	Par
CONVERTIBLE BONDS - 2.8%
Automobiles - 0.1%
Ford Motor Co., 0.00%, 03/15/2026	$100,000	98,150
Consumer Finance - 0.6%
EZCORP, Inc.
2.38%, 05/01/2025	370,000	370,185
3.75%, 12/15/2029(d)	145,000	214,383
LendingTree, Inc., 0.50%, 07/15/2025	500,000	493,125
		1,077,693
Ground Transportation - 0.4%
Lyft, Inc., 1.50%, 05/15/2025	750,000	750,150
Health Care Equipment & Supplies - 0.1%
Haemonetics Corp., 0.00%, 03/01/2026	250,000	239,851
Hotels, Restaurants & Leisure - 0.4%
Airbnb, Inc., 0.00%, 03/15/2026	750,000	717,750
Interactive Media & Services - 0.1%
Match Group Financeco 2, Inc., 0.88%, 06/15/2026(d)	250,000	240,178
IT Services - 0.4%
Okta, Inc., 0.13%, 09/01/2025	287,000	282,264
Wix.com Ltd., 0.00%, 08/15/2025	500,000	491,250
		773,514
Machinery - 0.2%
John Bean Technologies Corp., 0.25%, 05/15/2026	250,000	250,600

The accompanying notes are an integral part of these financial statements.

6

OSTERWEIS GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CONVERTIBLE BONDS - (Continued)
Pharmaceuticals - 0.2%
Jazz Investments I Ltd., 2.00%, 06/15/2026	$350,000	$363,563
Specialty Retail - 0.3%
Wayfair, Inc., 0.63%, 10/01/2025	500,000	487,497
TOTAL CONVERTIBLE BONDS (Cost $4,903,426)		4,998,946
SHORT-TERM INVESTMENTS - 8.7%
Commercial Paper - 2.9%
Automobiles - 0.6%
Harley-Davidson Funding Corp., 4.94%, 04/01/2025(f)	1,000,000	999,872
Chemicals - 0.6%
FMC Corp., 5.28%, 04/21/2025(f)	1,000,000	997,007
Electric Utilities - 0.6%
Brookfield Infrastructure Partners L.P., 4.75%, 04/02/2025(f)	1,000,000	999,749
Machinery - 0.5%
Stanley Black & Decker, Inc., 4.79%, 05/20/2025(f)	1,000,000	993,595
Specialized REITs - 0.6%
Crown Castle International Corp., 4.94%, 05/01/2025(f)	1,000,000	995,792
Total Commercial Paper (Cost $4,986,395)		4,986,015
	Shares
Money Market Funds - 5.8%
Federated Hermes US Treasury Cash Reserves - Class Institutional, 4.14%(g)	10,390,461	10,390,461
TOTAL SHORT-TERM INVESTMENTS (Cost $15,376,856)		15,376,476
TOTAL INVESTMENTS - 99.4% (Cost $148,032,496)		176,937,529
Other Assets in Excess of Liabilities - 0.6%		1,147,091
TOTAL NET ASSETS - 100.0%		$178,084,620

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,024,080 or 0.6% of net assets as of March 31, 2025.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $41,187,759 or 23.1% of the Fund’s net assets.

(e)	Step coupon bond. The rate disclosed is as of March 31, 2025.
(f)	The rate shown is the annualized effective yield as of March 31, 2025.
(g)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
The accompanying notes are an integral part of these financial statements.

7

OSTERWEIS OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2025

	Shares	Value
COMMON STOCKS - 92.4%
Automobile Components - 2.8%
Modine Manufacturing Co.(a)	128,650	$9,873,887
Biotechnology - 1.6%
Amicus Therapeutics, Inc.(a)	711,565	5,806,370
Diversified Consumer Services - 1.6%
Duolingo, Inc.(a)	17,920	5,564,877
Electrical Equipment - 1.7%
Generac Holdings, Inc.(a)	47,995	6,078,567
Financial Services - 1.8%
Remitly Global, Inc.(a)	313,575	6,522,360
Food Products - 5.2%
Freshpet, Inc.(a)	101,500	8,441,755
Vital Farms, Inc.(a)	324,080	9,874,718
		18,316,473
Health Care Equipment & Supplies - 12.7%
AtriCure, Inc.(a)	253,835	8,188,717
CONMED Corp.	196,530	11,868,447
Establishment Labs Holdings, Inc.(a)	157,290	6,418,219
Glaukos Corp.(a)	51,020	5,021,388
Inspire Medical Systems, Inc.(a)	28,444	4,530,560
PROCEPT BioRobotics Corp.(a)	149,930	8,734,922
		44,762,253
Health Care Providers & Services - 4.7%
Guardant Health, Inc.(a)	255,975	10,904,535
The Ensign Group, Inc.	43,940	5,685,836
		16,590,371
Hotels, Restaurants & Leisure - 4.2%
Life Time Group Holdings, Inc.(a)	494,540	14,935,108
Household Durables - 4.2%
Cavco Industries, Inc.(a)	28,760	14,944,559
Life Sciences Tools & Services - 6.1%
Bio-Techne Corp.	230,149	13,493,636
Repligen Corp.(a)	62,770	7,986,855
		21,480,491
Oil, Gas & Consumable Fuels - 4.0%
Magnolia Oil & Gas Corp. - Class A	553,530	13,982,168
Real Estate Management & Development - 4.5%
FirstService Corp.	95,968	15,925,890
Semiconductors & Semiconductor Equipment - 7.3%
ACM Research, Inc. - Class A(a)	179,950	4,200,033
Allegro MicroSystems, Inc.(a)	153,885	3,867,130
Credo Technology Group Holding Ltd.(a)	45,285	1,818,646

	Shares	Value
MACOM Technology Solutions Holdings, Inc.(a)	29,467	$2,957,897
Rambus, Inc.(a)	247,075	12,792,308
		25,636,014
Software - 18.3%
Agilysys, Inc.(a)	111,070	8,057,018
Clearwater Analytics Holdings, Inc. - Class A(a)	290,030	7,772,804
Guidewire Software, Inc.(a)	79,755	14,942,897
Klaviyo, Inc. - Class A(a)	277,190	8,387,769
Monday.com Ltd.(a)	39,488	9,601,902
SentinelOne, Inc. - Class A(a)	280,795	5,104,853
Vertex, Inc. - Class A(a)	214,465	7,508,420
Weave Communications, Inc.(a)	296,705	3,290,458
		64,666,121
Specialty Retail - 3.1%
Lithia Motors, Inc.	37,215	10,924,091
Textiles, Apparel & Luxury Goods - 4.8%
Birkenstock Holding PLC(a)	136,930	6,278,241
Skechers USA, Inc. - Class A(a)	185,580	10,537,232
		16,815,473
Trading Companies & Distributors - 3.8%
FTAI Aviation Ltd.	78,125	8,674,219
Transcat, Inc.(a)	63,930	4,759,588
		13,433,807
TOTAL COMMON STOCKS (Cost $341,889,643)		326,258,880
SHORT-TERM INVESTMENTS - 6.7%
Money Market Funds - 6.7%
Federated Hermes US Treasury Cash Reserves - Class Institutional, 4.14%(b)	23,638,004	23,638,004
TOTAL SHORT-TERM INVESTMENTS (Cost $23,638,004)		23,638,004
TOTAL INVESTMENTS - 99.1% (Cost $365,527,647)		349,896,884
Other Assets in Excess of Liabilities - 0.9%		3,289,329
TOTAL NET ASSETS - 100.0%		$353,186,213

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
The accompanying notes are an integral part of these financial statements.

8

OSTERWEIS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025

	Par	Value
CORPORATE BONDS - 80.6%
Aerospace & Defense - 0.9%
Rolls-Royce PLC, 3.63%, 10/14/2025(a)	$52,550,000	$52,364,183
Automobile Components - 3.2%
Adient Global Holdings Ltd.
7.00%, 04/15/2028(a)	14,650,000	14,682,992
7.50%, 02/15/2033(a)	31,000,000	28,848,588
American Axle & Manufacturing, Inc.
6.50%, 04/01/2027	21,310,000	20,713,394
6.88%, 07/01/2028	53,595,000	51,055,712
Real Hero Merger Sub 2, Inc., 6.25%, 02/01/2029(a)	54,702,000	43,136,405
The Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	23,701,000	23,529,168
5.00%, 07/15/2029	14,500,000	13,439,196
		195,405,455
Automobiles - 2.6%
Ford Motor Co., 9.63%, 04/22/2030	9,000,000	10,272,971
Ford Motor Credit Co. LLC
4.69%, 06/09/2025	10,000,000	9,986,636
4.13%, 08/04/2025	58,685,000	58,351,160
General Motors Financial Co., Inc., 3.80%, 04/07/2025	40,680,000	40,670,102
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(a)	33,400,000	31,735,593
Thor Industries, Inc., 4.00%, 10/15/2029(a)	10,000,000	9,016,980
		160,033,442
Banks - 2.1%
JPMorgan Chase & Co., 4.08% to 04/26/2025 then SOFR + 1.32%, 04/26/2026	30,539,000	30,514,976
Macquarie Bank Ltd., 4.88%, 06/10/2025(a)	27,917,000	27,903,625
Wells Fargo & Co., 2.19% to 04/30/2025 then SOFR + 2.00%, 04/30/2026	66,035,000	65,898,568
		124,317,169
Beverages - 0.4%
Primo Water Holdings, Inc. / Triton Water Holdings, Inc., 4.38%, 04/30/2029(a)	25,728,000	24,573,326
Building Products - 1.7%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(a)	37,338,000	36,667,290
Griffon Corp., 5.75%, 03/01/2028	60,288,000	58,998,440
Masterbrand, Inc., 7.00%, 07/15/2032(a)	4,500,000	4,498,069
		100,163,799

	Par	Value
Capital Markets - 0.8%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	$50,000,000	$49,874,051
Chemicals - 1.2%
Consolidated Energy Finance SA
6.50%, 05/15/2026(a)	7,050,000	6,831,743
5.63%, 10/15/2028(a)	31,700,000	27,296,711
12.00%, 02/15/2031(a)	19,750,000	19,723,571
INEOS Quattro Finance 2 PLC, 9.63%, 03/15/2029(a)	17,500,000	18,120,288
		71,972,313
Commercial Services & Supplies - 1.8%
Deluxe Corp.
8.00%, 06/01/2029(a)	33,721,000	30,736,648
8.13%, 09/15/2029(a)	18,100,000	18,219,279
Pitney Bowes, Inc., 7.25%, 03/15/2029(a)	62,645,000	62,576,034
		111,531,961
Computers & Peripherals - 2.7%
CPI CG, Inc., 10.00%, 07/15/2029(a)	31,400,000	33,592,003
Western Digital Corp., 4.75%, 02/15/2026	61,285,000	60,972,054
Xerox Corp., 10.25%, 10/15/2030(a)	1,500,000	1,492,958
Xerox Holdings Corp.
5.00%, 08/15/2025(a)	31,001,000	30,696,034
5.50%, 08/15/2028(a)	22,339,000	15,741,375
8.88%, 11/30/2029(a)	28,000,000	18,935,286
		161,429,710
Construction & Engineering - 3.4%
AECOM, 5.13%, 03/15/2027	32,643,000	32,422,264
APi Group DE, Inc., 4.13%, 07/15/2029(a)	26,650,000	24,690,423
Global Infrastructure Solutions, Inc., 5.63%, 06/01/2029(a)	51,157,000	49,343,336
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(a)	30,747,000	27,847,595
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)	46,500,000	44,971,973
Tutor Perini Corp., 11.88%, 04/30/2029(a)	24,500,000	26,996,893
		206,272,484
Consumer Finance - 4.9%
Ally Financial, Inc., 5.75%, 11/20/2025	31,981,000	32,076,526
Enova International, Inc.
11.25%, 12/15/2028(a)	11,750,000	12,670,589
9.13%, 08/01/2029(a)	43,950,000	45,337,941
EZCORP, Inc., 7.38%, 04/01/2032(a)	23,500,000	23,904,826

The accompanying notes are an integral part of these financial statements.

9

OSTERWEIS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Consumer Finance - (Continued)
FirstCash, Inc.
4.63%, 09/01/2028(a)	$15,000,000	$14,329,188
5.63%, 01/01/2030(a)	19,500,000	18,921,250
6.88%, 03/01/2032(a)	24,500,000	24,854,539
OneMain Finance Corp., 7.13%, 03/15/2026	69,043,000	70,112,641
Synchrony Financial, 4.50%, 07/23/2025	52,948,000	52,893,282
		295,100,782
Consumer Staples Distribution & Retail - 4.1%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(a)	45,765,000	38,286,422
KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029(a)	62,250,000	63,970,030
Performance Food Group, Inc., 5.50%, 10/15/2027(a)	57,195,000	56,706,549
United Natural Foods, Inc., 6.75%, 10/15/2028(a)	67,549,000	66,796,801
US Foods, Inc., 4.75%, 02/15/2029(a)	23,384,000	22,553,838
		248,313,640
Containers & Packaging - 1.2%
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 09/30/2026	13,984,000	13,721,650
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	39,731,000	39,461,215
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(a)	17,000,000	17,170,000
		70,352,865
Diversified Consumer Services - 0.1%
Carriage Services, Inc., 4.25%, 05/15/2029(a)	7,800,000	7,109,624
Electronic Equipment, Instruments & Components - 0.7%
CDW LLC / CDW Finance Corp., 4.13%, 05/01/2025	42,043,000	42,082,718
Entertainment - 0.3%
Banijay Entertainment SAS, 8.13%, 05/01/2029(a)	19,500,000	20,074,860
Financial Services - 4.2%
Burford Capital Global Finance LLC, 6.25%, 04/15/2028(a)	25,489,000	25,353,085

	Par	Value
HAS Capital Income Opportunity Fund II LLC, 8.00%, 08/31/2031(a)(b)(e)	$21,807,000	$13,147,942
Nationstar Mortgage Holdings, Inc.
5.00%, 02/01/2026(a)	23,250,000	23,170,440
5.50%, 08/15/2028(a)	24,680,000	24,486,886
5.13%, 12/15/2030(a)	9,500,000	9,523,791
5.75%, 11/15/2031(a)	18,000,000	18,050,742
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(a)	62,580,000	62,476,280
United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	45,580,000	45,481,843
5.75%, 06/15/2027(a)	10,000,000	9,838,847
5.50%, 04/15/2029(a)	20,820,000	20,086,472
		251,616,328
Food Products - 0.4%
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/2029(a)	27,438,000	25,476,718
Ground Transportation - 0.4%
RXO, Inc., 7.50%, 11/15/2027(a)	24,500,000	25,194,820
Health Care Equipment & Supplies - 0.5%
Varex Imaging Corp., 7.88%, 10/15/2027(a)	31,500,000	32,044,729
Health Care Providers & Services - 1.4%
AMN Healthcare, Inc., 4.63%, 10/01/2027(a)	39,815,000	38,303,288
Owens & Minor, Inc., 4.50%, 03/31/2029(a)	52,310,000	43,883,916
		82,187,204
Hotels, Restaurants & Leisure - 5.2%
Carnival Corp.
7.63%, 03/01/2026(a)	58,288,000	58,320,221
5.75%, 03/01/2027(a)	9,500,000	9,517,904
6.00%, 05/01/2029(a)	19,750,000	19,607,741
Las Vegas Sands Corp., 2.90%, 06/25/2025	35,797,000	35,609,484
NCL Corp. Ltd.
5.88%, 03/15/2026(a)	12,258,000	12,234,320
5.88%, 02/15/2027(a)	20,990,000	20,970,750
Royal Caribbean Cruises Ltd., 5.50%, 08/31/2026(a)	61,302,000	61,404,926
Six Flags Entertainment Corp., 7.00%, 07/01/2025(a)	12,447,000	12,485,611
Travel + Leisure Co., 6.60%, 10/01/2025(c)	62,749,000	62,827,562
Viking Cruises Ltd., 5.88%, 09/15/2027(a)	20,000,000	19,911,877
		312,890,396

The accompanying notes are an integral part of these financial statements.

10

OSTERWEIS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Household Durables - 3.5%
Adams Homes, Inc., 9.25%, 10/15/2028(a)	$40,389,000	$40,936,917
Empire Communities Corp., 9.75%, 05/01/2029(a)	48,250,000	48,854,917
Installed Building Products, Inc., 5.75%, 02/01/2028(a)	6,750,000	6,667,224
Mattamy Group Corp., 5.25%, 12/15/2027(a)	56,529,000	54,910,196
STL Holding Co. LLC, 8.75%, 02/15/2029(a)	7,750,000	7,961,428
The New Home Co., Inc., 9.25%, 10/01/2029(a)	52,500,000	53,908,942
		213,239,624
Industrial Conglomerates - 0.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	20,939,000	20,817,106
Industrial Power & Renewable Electricity Products - 1.6%
Vistra Operations Co. LLC
5.13%, 05/13/2025(a)	24,586,000	24,611,137
5.50%, 09/01/2026(a)	63,016,000	63,000,643
5.05%, 12/30/2026(a)	6,500,000	6,520,260
		94,132,040
IT Services - 1.1%
Unisys Corp., 6.88%, 11/01/2027(a)	66,074,000	64,379,823
Leisure Products - 0.0%(d)
Acushnet Co., 7.38%, 10/15/2028(a)	3,000,000	3,107,091
Machinery - 1.3%
The Manitowoc Co., Inc., 9.25%, 10/01/2031(a)	34,500,000	35,507,055
Wabash National Corp., 4.50%, 10/15/2028(a)	46,750,000	42,032,682
		77,539,737
Media - 0.9%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 08/15/2027(a)	55,300,000	53,624,679
Metals & Mining - 3.7%
Century Aluminum Co., 7.50%, 04/01/2028(a)	35,905,000	36,291,086
Coeur Mining, Inc., 5.13%, 02/15/2029(a)	66,150,000	63,065,254
Hecla Mining Co., 7.25%, 02/15/2028	61,347,000	61,924,214
Perenti Finance Pty Ltd.
6.50%, 10/07/2025(a)	10,534,674	10,537,728
7.50%, 04/26/2029(a)	12,000,000	12,385,500

	Par	Value
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)	$42,674,000	$39,204,309
		223,408,091
Mortgage Real Estate Investment Trusts - REITS - 2.3%
Blackstone Mortgage Trust, Inc., 7.75%, 12/01/2029(a)	26,000,000	26,728,208
HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 06/15/2026(a)	65,841,000	63,908,940
Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc., 6.38%, 02/01/2027(a)	47,341,000	46,933,986
		137,571,134
Oil, Gas & Consumable Fuels - 3.8%
Calumet Specialty Products Partners LP / Calumet Finance Corp.
11.00%, 04/15/2026(a)	28,151,000	28,341,273
9.75%, 07/15/2028(a)	35,000,000	31,883,775
9.75%, 07/15/2028(a)	29,232,000	26,629,329
Genesis Energy LP / Genesis Energy Finance Corp.
7.75%, 02/01/2028	51,550,000	52,089,213
8.88%, 04/15/2030	10,000,000	10,387,080
Global Partners LP / GLP Finance Corp., 7.00%, 08/01/2027	40,260,000	40,179,142
NGL Energy Operating LLC / NGL Energy Finance Corp., 8.13%, 02/15/2029(a)	37,030,000	37,032,573
		226,542,385
Passenger Airlines - 4.3%
Allegiant Travel Co., 7.25%, 08/15/2027(a)	62,975,000	61,113,875
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(a)	71,771,667	71,517,150
JetBlue Airways Corp. / JetBlue Loyalty L.P., 9.88%, 09/20/2031(a)	53,650,000	52,954,122
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/2027(a)	9,000,000	9,041,085
United Airlines, Inc., 4.38%, 04/15/2026(a)	63,930,000	63,012,529
		257,638,761
Personal Care Products- 0.6%
Coty, Inc., 5.00%, 04/15/2026(a)	38,503,000	38,413,742
Professional Services - 1.5%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(a)	74,500,000	69,859,723

The accompanying notes are an integral part of these financial statements.

11

OSTERWEIS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Professional Services - (Continued)
KBR, Inc., 4.75%, 09/30/2028(a)	$20,000,000	$19,035,200
		88,894,923
Software - 1.5%
ACI Worldwide, Inc., 5.75%, 08/15/2026(a)	25,148,000	25,235,791
Fair Isaac Corp., 5.25%, 05/15/2026(a)	29,244,000	29,266,167
NCR Voyix Corp.
5.00%, 10/01/2028(a)	5,750,000	5,536,310
5.13%, 04/15/2029(a)	2,913,000	2,777,516
Oracle Corp., 2.95%, 05/15/2025	30,000,000	29,932,757
		92,748,541
Specialized REITs - 0.3%
Iron Mountain, Inc., 5.25%, 03/15/2028(a)	20,000,000	19,559,698
Specialty Retail - 3.8%
Advance Auto Parts, Inc., 5.90%, 03/09/2026	40,058,000	40,042,182
Ken Garff Automotive LLC, 4.88%, 09/15/2028(a)	54,664,000	52,387,463
Penske Automotive Group, Inc., 3.50%, 09/01/2025	50,022,000	49,685,312
Sonic Automotive, Inc., 4.63%, 11/15/2029(a)	34,500,000	31,747,418
Upbound Group, Inc., 6.38%, 02/15/2029(a)	57,600,000	54,535,772
		228,398,147
Textiles, Apparel & Luxury Goods - 0.9%
The William Carter Co., 5.63%, 03/15/2027(a)	56,262,000	55,937,796
Trading Companies & Distributors - 4.6%
Castlelake Aviation Finance DAC, 5.00%, 04/15/2027(a)	52,500,000	53,040,540
GGAM Finance Ltd., 7.75%, 05/15/2026(a)	60,852,000	61,573,522
Herc Holdings, Inc., 5.50%, 07/15/2027(a)	57,418,000	57,139,546
Macquarie Airfinance Holdings Ltd.
8.38%, 05/01/2028(a)	38,367,000	40,026,411
8.13%, 03/30/2029(a)	7,000,000	7,350,609
WESCO Distribution, Inc., 7.25%, 06/15/2028(a)	54,750,000	55,795,561
		274,926,189
Transportation Infrastructure - 0.4%
Signature Aviation US Holdings, Inc., 4.00%, 03/01/2028(a)	25,600,000	22,672,768
TOTAL CORPORATE BONDS (Cost $4,946,077,703)		4,863,934,852

	Par	Value
CONVERTIBLE BONDS - 9.2%
Automobiles - 0.0%(d)
Ford Motor Co., 0.00%, 03/15/2026	$2,900,000	$2,846,350
Broadline Retail - 0.1%
Etsy, Inc., 0.25%, 06/15/2028	7,750,000	6,604,938
Consumer Finance - 1.1%
EZCORP, Inc.
2.38%, 05/01/2025	21,018,000	21,028,509
3.75%, 12/15/2029(a)	6,790,000	10,039,015
LendingTree, Inc., 0.50%, 07/15/2025	34,142,000	33,672,547
		64,740,071
Ground Transportation - 1.4%
Lyft, Inc., 1.50%, 05/15/2025	84,131,000	84,147,826
Health Care Equipment & Supplies - 0.8%
Haemonetics Corp., 0.00%, 03/01/2026	48,320,000	46,358,411
Hotels, Restaurants & Leisure - 1.1%
Airbnb, Inc., 0.00%, 03/15/2026	70,000,000	66,990,000
Interactive Media & Services - 0.8%
Match Group Financeco 2, Inc., 0.88%, 06/15/2026(a)	42,250,000	40,590,157
Ziff Davis, Inc., 1.75%, 11/01/2026	10,595,000	9,979,166
		50,569,323
IT Services - 1.1%
Okta, Inc., 0.13%, 09/01/2025	17,434,000	17,146,339
Wix.com Ltd., 0.00%, 08/15/2025	51,443,000	50,542,748
		67,689,087
Machinery - 0.2%
John Bean Technologies Corp., 0.25%, 05/15/2026	9,450,000	9,472,680
Media - 1.1%
Cable One, Inc., 0.00%, 03/15/2026	69,305,000	65,839,750
Pharmaceuticals - 0.6%
Jazz Investments I Ltd., 2.00%, 06/15/2026	6,650,000	6,907,687
Pacira BioSciences, Inc., 0.75%, 08/01/2025	30,327,000	29,910,454
		36,818,141
Software - 0.4%
Alarm.com Holdings, Inc., 0.00%, 01/15/2026	15,000,000	14,407,500
Jamf Holding Corp., 0.13%, 09/01/2026	11,600,000	10,947,877
		25,355,377

The accompanying notes are an integral part of these financial statements.

12

OSTERWEIS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CONVERTIBLE BONDS - (Continued)
Specialty Retail - 0.5%
Wayfair, Inc., 0.63%, 10/01/2025	$28,079,000	$27,376,878
TOTAL CONVERTIBLE BONDS (Cost $552,032,379)		554,808,832
	Shares
COMMON STOCKS - 0.8%
Consumer Staples Distribution & Retail - 0.0%(d)
Southeastern Grocers, Inc.(b)(e)	4,649,942	1,131,796
Tops Holding, Litigation Trust Proceeds(a)(b)(e)	61,582,000	46,248
		1,178,044
Metals & Mining - 0.8%
Real Alloy Equity(b)(e)	666	49,418,573
TOTAL COMMON STOCKS (Cost $42,096,767)		50,596,617
	Par
SHORT-TERM INVESTMENTS - 8.2%
Commercial Paper - 5.3%
Automobiles - 0.4%
Harley-Davidson Funding Corp., 4.94%, 04/01/2025(f)	$24,000,000	23,996,928
Broadline Retail - 0.8%
Canadian Tire Corp., Ltd., 4.82%, 04/29/2025(f)	40,000,000	39,852,712
Canadian Tire Corp., Ltd., 4.82%, 04/24/2025(f)	10,000,000	9,969,658
		49,822,370
Capital Markets - 0.9%
Brookfield Corp., 4.92%, 04/23/2025(f)	50,000,000	49,850,440
Chemicals - 0.8%
FMC Corp., 5.28%, 04/21/2025(f)	49,000,000	48,853,338
Electric Utilities - 0.8%
Brookfield Infrastructure Partners L.P., 4.75%, 04/02/2025(f)	44,865,000	44,853,757
Machinery - 0.8%
Stanley Black & Decker, Inc., 4.79%, 05/20/2025(f)	49,000,000	48,686,150
Specialized REITs - 0.8%
Crown Castle International Corp., 4.94%, 05/01/2025(f)	49,000,000	48,793,837
Total Commercial Paper (Cost $314,869,176)		314,856,820

	Shares	Value
Money Market Funds - 2.9%
Federated Hermes US Treasury Cash Reserves - Class Institutional, 4.14%(g)	88,880,147	$88,880,147
MSILF Treasury Securities Portfolio - Class Institutional, 4.14%(g)	88,880,147	88,880,147
		177,760,294
TOTAL SHORT-TERM INVESTMENTS (Cost $492,629,470)		492,617,114
TOTAL INVESTMENTS - 98.8% (Cost $6,032,836,319)		5,961,957,415
Other Assets in Excess of Liabilities - 1.2%		74,408,698
TOTAL NET ASSETS - 100.0%		$6,036,366,113

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $3,734,069,496 or 61.9% of the Fund’s net assets.

(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $63,744,559 or 1.1% of net assets as of March 31, 2025.

(c)	Step coupon bond. The rate disclosed is as of March 31, 2025.
(d)	Represents less than 0.05% of net assets.
(e)	Non-income producing security.
(f)	The rate shown is the annualized effective yield as of March 31, 2025.
(g)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
The accompanying notes are an integral part of these financial statements.

13

OSTERWEIS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2025

	Osterweis Fund	Osterweis Growth and Income Fund	Osterweis Opportunity Fund	Osterweis Strategic Income Fund
ASSETS:
Investments, at value	$142,028,096	$176,937,529	$349,896,884	$5,961,957,415
Receivable for investments sold	642,818	552,374	4,341,783	2,895,750
Dividends receivable	85,772	132,155	61,846	—
Dividend tax reclaims receivable	45,227	118,404	2,639	—
Interest receivable	28,960	985,793	100,504	79,762,492
Receivable for fund shares sold	28,800	900	181,964	2,969,508
Prepaid expenses and other assets	14,518	16,133	2,536	91,536
Total assets	142,874,191	178,743,288	354,588,156	6,047,676,701
LIABILITIES:
Payable to adviser	96,379	114,750	266,112	3,612,312
Payable for audit fees	24,100	25,600	24,100	29,600
Payable for distribution and shareholder servicing fees	5,309	6,382	49,921	810,227
Payable for fund administration and accounting fees	5,052	7,316	6,136	134,226
Payable for transfer agent fees and expenses	2,222	2,065	2,063	23,489
Payable for custodian fees	1,266	1,760	2,886	45,239
Payable for compliance fees	938	937	937	937
Payable for investments purchased	—	494,855	734,005	1,484,565
Payable for capital shares redeemed	—	—	313,609	5,123,508
Payable for expenses and other liabilities	5,157	5,003	2,174	46,485
Total liabilities	140,423	658,668	1,401,943	11,310,588
NET ASSETS	$142,733,768	$178,084,620	$353,186,213	$6,036,366,113
Net Assets Consists of:
Paid-in capital	$93,962,353	$146,941,399	$363,933,663	$6,532,382,573
Total distributable earnings/(accumulated losses)	48,771,415	31,143,221	(10,747,450)	(496,016,460)
Total net assets	$142,733,768	$178,084,620	$353,186,213	$6,036,366,113
Net assets	$142,733,768	$178,084,620	$353,186,213	$6,036,366,113
Shares issued and outstanding(a)	7,901,696	11,118,151	24,006,325	542,349,686
Net asset value per share	$18.06	$16.02	$14.71	$11.13
Cost:
Investments, at cost	$99,687,967	$148,032,496	$365,527,647	$6,032,836,319

(a)	Unlimited shares authorized without par value.
The accompanying notes are an integral part of these financial statements.

14

OSTERWEIS FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2025

	Osterweis Fund	Osterweis Growth and Income Fund	Osterweis Opportunity Fund	Osterweis Strategic Income Fund
INVESTMENT INCOME:
Dividend income	$1,502,144	$1,335,147	$763,609	$—
Less: Dividend withholding taxes	(25,484)	(32,939)	(13,692)	—
Less: Issuance fees	(7,309)	(6,276)	—	—
Interest income	281,048	4,315,107	1,388,921	348,735,465
Other income	699	1,461	753	68,517
Total investment income	1,751,098	5,612,500	2,139,591	348,803,982
EXPENSES:
Investment advisory fee	1,145,746	1,353,049	3,712,236	40,234,769
Fund administration and accounting fees	56,256	85,272	115,423	1,636,816
Transfer agent fees	41,541	55,263	339,047	4,338,728
Trustees’ fees	25,393	25,824	29,023	128,518
Federal and state registration fees	22,484	21,494	46,055	96,561
Audit fees	18,601	24,300	24,100	29,600
Legal fees	13,015	12,014	12,192	12,014
Compliance fees	11,562	11,562	11,562	11,563
Custodian fees	7,781	9,254	24,118	292,608
Reports to shareholders	4,520	2,849	13,725	200,534
Other expenses and fees	18,662	16,017	18,694	143,070
Total expenses	1,365,561	1,616,898	4,346,175	47,124,781
Expense recoupment (reimbursement) by Adviser	85,717	—	(263,121)	—
Net expenses	1,451,278	1,616,898	4,083,054	47,124,781
Net investment income/(loss)	299,820	3,995,602	(1,943,463)	301,679,201
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	23,515,762	11,638,509	41,351,650	(3,903,377)
Net realized gain (loss)	23,515,762	11,638,509	41,351,650	(3,903,377)
Net change in unrealized appreciation (depreciation) on:
Investments	(23,945,394)	(11,661,888)	(74,269,587)	42,993,234
Net change in unrealized appreciation (depreciation)	(23,945,394)	(11,661,888)	(74,269,587)	42,993,234
Net realized and unrealized gain (loss)	(429,632)	(23,379)	(32,917,937)	39,089,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(129,812)	$3,972,223	$(34,861,400)	$340,769,058

The accompanying notes are an integral part of these financial statements.

15

OSTERWEIS FUNDS
Statements of Changes in Net Assets

	Osterweis Fund		Osterweis Growth and Income Fund
	Year Ended March 31,		Year Ended March 31,
	2025	2024	2025	2024
OPERATIONS:
Net investment income (loss)	$299,820	$519,574	$3,995,602	$4,519,429
Net realized gain (loss)	23,515,762	9,808,527	11,638,509	5,880,512
Net change in unrealized appreciation (depreciation)	(23,945,394)	24,327,626	(11,661,888)	16,430,274
Net increase (decrease) in net assets from operations	(129,812)	34,655,727	3,972,223	26,830,215
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(19,947,730)	(5,682,977)	(16,646,298)	(6,867,616)
Total distributions to shareholders	(19,947,730)	(5,682,977)	(16,646,298)	(6,867,616)
CAPITAL TRANSACTIONS:
Subscriptions	4,884,548	3,821,751	14,269,354	14,274,648
Reinvestments	19,069,756	5,424,422	11,446,538	5,204,393
Redemptions	(18,615,783)	(20,471,855)	(9,570,130)	(16,720,231)
Net increase (decrease) in net assets from capital transactions	5,338,521	(11,225,682)	16,145,762	2,758,810
Net increase (decrease) in net assets	(14,739,021)	17,747,068	3,471,687	22,721,409
NET ASSETS:
Beginning of the year	157,472,789	139,725,721	174,612,933	151,891,524
End of the year	$142,733,768	$157,472,789	$178,084,620	$174,612,933
SHARES TRANSACTIONS
Subscriptions	244,711	203,932	826,130	924,251
Reinvestments	981,965	293,210	682,118	326,971
Redemptions	(925,251)	(1,121,015)	(558,960)	(1,062,122)
Total increase (decrease) in shares outstanding	301,425	(623,873)	949,288	189,100

The accompanying notes are an integral part of these financial statements.

16

OSTERWEIS FUNDS
Statements of Changes in Net Assets(Continued)

	Osterweis Opportunity Fund		Osterweis Strategic Income Fund
	Year Ended March 31,		Year Ended March 31,
	2025	2024	2025	2024
OPERATIONS:
Net investment income (loss)	$(1,943,463)	$(943,863)	$301,679,201	$288,428,542
Net realized gain (loss)	41,351,650	9,935,983	(3,903,377)	(3,077,616)
Net change in unrealized appreciation (depreciation)	(74,269,587)	44,268,071	42,993,234	276,312,886
Net increase (decrease) in net assets from operations	(34,861,400)	53,260,191	340,769,058	561,663,812
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(3,454,256)	—	(311,726,639)	(286,670,985)
Total distributions to shareholders	(3,454,256)	—	(311,726,639)	(286,670,985)
CAPITAL TRANSACTIONS:
Subscriptions	180,999,268	41,115,310	1,467,067,432	1,301,839,419
Reinvestments	3,283,822	—	272,382,932	250,919,868
Redemptions	(57,106,763)	(28,085,210)	(1,088,421,786)	(1,164,592,939)
Net increase (decrease) in net assets from capital transactions	127,176,327	13,030,100	651,028,578	388,166,348
Net increase (decrease) in net assets	88,860,671	66,290,291	680,070,997	663,159,175
NET ASSETS:
Beginning of the year	264,325,542	198,035,251	5,356,295,116	4,693,135,941
End of the year	$353,186,213	$264,325,542	$6,036,366,113	$5,356,295,116
SHARES TRANSACTIONS
Subscriptions	10,749,786	3,002,932	131,185,492	120,948,817
Reinvestments	180,430	—	24,435,372	23,360,000
Redemptions	(3,504,628)	(2,111,662)	(97,414,585)	(108,756,268)
Total increase (decrease) in shares outstanding	7,425,588	891,270	58,206,279	35,552,549

The accompanying notes are an integral part of these financial statements.

17

Osterweis Fund
Financial Highlights

	Year Ended March 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$20.72	$16.99	$20.36	$21.34	$14.68
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	0.07	0.06	(0.02)	0.03
Net realized and unrealized gain (loss) on investments(b)	0.09	4.42	(2.18)	1.33	7.75
Total from investment operations	0.13	4.49	(2.12)	1.31	7.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.12)	—	(0.19)	(0.10)
Net realized gains	(2.75)	(0.64)	(1.25)	(2.10)	(1.02)
Total distributions	(2.79)	(0.76)	(1.25)	(2.29)	(1.12)
Net asset value, end of year	$18.06	$20.72	$16.99	$20.36	$21.34
TOTAL RETURN	(0.33)%	26.94%	(10.12)%	5.49%	53.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$142,734	$157,473	$139,726	$176,962	$168,912
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.89%	0.93%	0.92%	0.96%	1.19%
After expense reimbursement/recoupment	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.20%	0.37%	0.36%	(0.07)%	0.16%
Portfolio turnover rate	42%	22%	54%	38%	37%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

18

Osterweis Growth and Income Fund
Financial Highlights

	Year Ended March 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$17.17	$15.22	$17.89	$17.98	$13.02
INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.44	0.33	0.27	0.23
Net realized and unrealized gain (loss) on investments(b)	0.05	2.18	(1.68)	1.10	5.35
Total from investment operations	0.43	2.62	(1.35)	1.37	5.58
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.44)	(0.31)	(0.54)	(0.11)
Net realized gains	(1.18)	(0.23)	(1.01)	(0.92)	(0.51)
Total distributions	(1.58)	(0.67)	(1.32)	(1.46)	(0.62)
Net asset value, end of year	$16.02	$17.17	$15.22	$17.89	$17.98
TOTAL RETURN	2.22%	17.60%	−7.33%	7.46%	−43.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$178,085	$174,613	$151,892	$171,037	$157,277
Ratio of expenses to average net assets	0.90%	0.91%	0.93%	0.97%	1.19%
Ratio of net investment income (loss) to average net assets	2.21%	2.78%	2.07%	1.44%	1.44%
Portfolio turnover rate	44%	32%	33%	34%	51%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

19

Osterweis Opportunity Fund
Financial Highlights

	Year Ended March 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$15.94	$12.62	$14.04	$19.99	$10.48
INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.06)	(0.07)	(0.19)	(0.18)
Net realized and unrealized gain (loss) on investments(b)	(1.00)	3.38	(1.35)	(2.08)	11.81
Total from investment operations	(1.09)	3.32	(1.42)	(2.27)	11.63
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.14)	—	—	(3.68)	(2.12)
Total distributions	(0.14)	—	—	(3.68)	(2.12)
Net asset value, end of year	$14.71	$15.94	$12.62	$14.04	$19.99
TOTAL RETURN	(6.98)%	26.31%	−10.18%	−14.14%	111.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$353,186	$264,326	$198,035	$194,165	$231,715
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.17%	1.18%	1.22%	1.17%	1.19%
After expense reimbursement/recoupment	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.45)%	(0.58)%	(0.98)%	(0.99)%
Portfolio turnover rate	137%	110%	124%	133%	111%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

20

Osterweis Strategic Income Fund
Financial Highlights

	Year Ended March 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$11.06	$10.46	$11.15	$11.37	$9.97
INVESTMENT OPERATIONS:
Net investment income(a)	0.59	0.63	0.50	0.47	0.45
Net realized and unrealized gain (loss) on investments(b)	0.09	0.60	(0.68)	(0.22)	1.40
Total from investment operations	0.68	1.23	(0.18)	0.25	1.85
LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.63)	(0.51)	(0.47)	(0.45)
Total distributions	(0.61)	(0.63)	(0.51)	(0.47)	(0.45)
Net asset value, end of year	$11.13	$11.06	$10.46	$11.15	$11.37
TOTAL RETURN	6.25%	12.10%	−1.49%	2.13%	18.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$6,036,366	$5,356,295	$4,693,136	$5,390,062	$5,203,890
Ratio of expenses to average net assets	0.83%	0.86%	0.85%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	5.28%	5.91%	4.74%	4.10%	4.14%
Portfolio turnover rate	40%	24%	10%	49%	60%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

21

Osterweis Funds
Notes to Financial Statements
at March 31, 2025
NOTE 1 – ORGANIZATION
The Osterweis Fund, Osterweis Growth & Income Fund, Osterweis Opportunity Fund, and Osterweis Strategic Income Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 31, 2010, November 30, 2016, and August 30, 2002, respectively.
The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Growth & Income Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this report.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.
Securities for which market quotations are not ready available are valued at their respective fair values as determined in accordance with procedures approved by the Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Osterweis Capital Management (the “Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.
As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

22

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:
Osterweis Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$125,701,145	$—	$—	$125,701,145
Real Estate Investment Trusts	6,213,010	—	—	6,213,010
Money Market Funds	10,113,941	—	—	10,113,941
Total Investments	$142,028,096	$—	$—	$142,028,096

Refer to the Schedule of Investments for further disaggregation of investment categories.
Osterweis Growth and Income Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$97,667,732	$—	$637,004	$98,304,736
Corporate Bonds	—	51,675,612	387,077	52,062,689
Real Estate Investment Trusts	6,194,682	—	—	6,194,682
Convertible Bonds	—	4,998,946	—	4,998,946
Commercial Paper	—	4,986,015	—	4,986,015
Money Market Funds	10,390,461	—	—	10,390,461
Total Investments	$114,252,875	$61,660,573	$1,024,081	$176,937,529

Refer to the Schedule of Investments for industry classifications and disclosure of Level 3 securities.

23

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Convertible Preferred Stocks	Private Mortgage Backed Obligations	Total
Balance as of March 31, 2024	$683,813	$1,000,000	$345,669	$2,029,482
Acquisitions	—	—	—	—
Dispositions	(81,048)	(1,000,000)	—	(1,081,048)
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	11,435	—	—	11,435
Change in unrealized appreciation/depreciation	22,804	—	41,408	64,212
Transfer in and/or out of Level 3	—	—	—	—
Balance as of March 31, 2025	$637,004	$—	$387,077	$1,024,081
Change in unrealized appreciation/depreciation for Level 3 investments held at March 31, 2025	$22,804	$—	$41,407	$64,211

Type of Security	Fair Value at 3/31/25	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Data	Last Trade Price	$74,250.00
		Estimated Proceeds	Future Proceeds from Equity Take-Out	0.2434
	$637,004	Estimated Proceeds	Future Proceeds from the Litigation Trust	$0.0007514
Private Mortgage Backed Obligations	$387,077	Discounted Cash Flow	Adjustment to yield	300 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.
Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.
The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.
Osterweis Opportunity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$326,258,880	$—	$—	$326,258,880
Money Market Funds	23,638,004	—	—	23,638,004
Total Investments	$349,896,884	$—	$—	$349,896,884

Refer to the Schedule of Investments for further disaggregation of investment categories.
The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.

24

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
Osterweis Strategic Income Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$—	$—	$50,596,617	$50,596,617
Corporate Bonds	—	4,850,786,910	13,147,942	4,863,934,852
Convertible Bonds	—	554,808,832	—	554,808,832
Commercial Papers	—	314,856,820	—	314,856,820
Money Market Funds	177,760,294	—	—	177,760,294
Total Investments	$177,760,294	$5,720,452,562	$63,744,559	$5,961,957,415

Refer to the Schedule of Investments for industry classifications and disclosure of Level 3 securities.
The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Convertible Preferred Stocks	Private Mortgage Backed Obligations	Total
Balance as of March 31, 2024	$54,944,691	$49,000,000	$11,741,456	$115,686,147
Acquisitions	—	—	—	—
Dispositions	(6,882,913)	(49,000,000)	—	(55,882,913)
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	447,544	—	—	447,544
Change in unrealized appreciation/ depreciation	2,087,295	—	1,406,486	3,493,781
Transfer in and/or out of Level 3	—	—	—	—
Balance as of March 31, 2025	$50,596,617	$—	$13,147,942	$63,744,559
Change in unrealized appreciation/depreciation for Level 3 investments held at March 31, 2025	$2,087,295	$—	$1,406,486	$3,493,781

Type of Security	Fair Value at 3/31/25	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Data	Last Trade Price	$74,250.00
		Estimated Proceeds	Future Proceeds from Equity Take-Out	0.2434
	$50,596,616	Estimated Proceeds	Future Proceeds from the Litigation Trust	$0.0007514
Private Mortgage Backed Obligations	$13,147,942	Discounted Cash Flow	Adjustment to yield	300 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.
Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.
The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.

25

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.
As of the most recent fiscal year end March 31, 2025, there were $525,540 of late-year losses for the Opportunity Fund. There were no post-October losses for the Funds.
As of the most recent fiscal year end March 31, 2025, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Growth & Income Fund	—	—
Osterweis Opportunity Fund	—	—
Osterweis Strategic Income Fund	(3,636,380)	(424,982,704)

As of March 31, 2025, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2025, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.
D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

26

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund and Osterweis Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Growth & Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2025, the following adjustments were made:

	Distributable Earnings	Paid In Capital
Osterweis Fund	$(986,682)	$986,682
Osterweis Growth & Income Fund	(344,697)	344,697
Osterweis Opportunity Fund	583,481	(583,481)
Osterweis Strategic Income Fund	—	—

The permanent differences are primarily due to net operating losses and equalization.
K.
Recently Issued Accounting Pronouncements. In November 2023, the FASB issued ASU 2023- 07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

27

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Funds. The Funds operate as a single segment entity. The Funds’ income, expenses, assets, and performance are regularly monitored and assessed by the Advisor, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.75%. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Growth & Income Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.75%. For the Osterweis Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2025 are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.
The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) at least until June 30, 2025 for the Osterweis Fund and the Osterweis Opportunity Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95% and 1.10%, respectively. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the year ended March 31, 2025, the Adviser recaptured $85,717 in fees in the Osterweis Fund, and waived $263,121 in fees in the Osterweis Opportunity Fund. As of March 31, 2025, the remaining cumulative amount the Adviser may be reimbursed is $654,950 for Osterweis Opportunity Fund.
The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2026	March 31, 2027	March 31, 2028	Total
Osterweis Opportunity Fund	$222,867	$168,962	$263,121	$654,950

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the

28

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2025, are disclosed in the Statements of Operations.
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.
The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended March 31, 2025, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.
Note 4 – Purchases and Sales of Securities
For the year ended March 31, 2025, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$60,941,642	$79,516,060
Osterweis Growth & Income Fund	72,539,019	69,312,180
Osterweis Opportunity Fund	575,284,262	464,208,442
Osterweis Strategic Income Fund	2,313,912,823	1,580,501,421

The Funds did not purchase or sell long-term U.S. Government securities during the year ended March 31, 2025.
Note 5 – Distributions to Shareholders
The tax character of distributions paid during the year ended March 31, 2025 and the year ended March 31, 2024, was as follows:
Ordinary Income

	March 31, 2025	March 31, 2024
Osterweis Fund	$432,263	$908,153
Osterweis Growth & Income Fund	4,334,982	4,704,178
Osterweis Opportunity Fund	—	—
Osterweis Strategic Income Fund	311,726,639	286,670,985

Long-Term Capital Gains1

	March 31, 2025	March 31, 2024
Osterweis Fund	$19,515,467	$4,774,824
Osterweis Growth & Income Fund	12,311,316	2,163,438
Osterweis Opportunity Fund	3,454,256	—
Osterweis Strategic Income Fund	—	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

29

Osterweis Funds
Notes to Financial Statements
at March 31, 2025(Continued)
The cost basis of investments for federal income tax purposes at most recent fiscal year end, March 31, 2025, was as follows:

	Osterweis Fund	Growth & Income Fund	Opportunity Fund	Strategic Income Fund
Cost of investments	$99,687,967	$148,032,496	$367,109,739	$6,032,899,012
Gross tax unrealized appreciation	45,006,318	32,453,378	26,278,953	51,774,054
Gross tax unrealized depreciation	(2,666,189)	(3,548,345)	(43,491,808)	(122,715,651)
Gross tax unrealized appreciation/depreciation	42,340,129	28,905,033	(17,212,855)	(70,941,597)
Undistributed ordinary income	—	—	—	3,544,221
Undistributed long-term capital gain	6,431,286	2,238,188	6,990,945	—
Total distributable earnings	6,431,286	2,238,188	6,990,945	3,544,221
Other accumulated gain/(loss)	—	—	(525,540)	(428,619,084)
Total distributable (accumulated) earnings (losses)	$48,771,415	$31,143,221	$(10,747,450)	$(496,016,460)

The tax difference between book basis and tax basis unrealized appreciation is primarily attributable to wash sale deferrals.
Note 6 – Credit Facility
U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2025, are as follows:

	Osterweis Fund	Osterweis Growth & Income Fund	Osterweis Opportunity Fund	Osterweis Strategic Income Fund
Maximum available credit	$20,000,000	$20,000,000	$15,000,000	$300,000,000
Largest amount outstanding on an individual day	—	—	—	—
Average balance when in use	—	—	—	—
Credit facility outstanding as of March 31, 2025	—	—	—	—
Average interest rate when in use	—	—	—	—

Interest expenses for the year ended March 31, 2025, are disclosed in the Statements of Operations, as applicable.
Note 7 — Investments in Affiliates
Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2025, the Funds had the following transactions with affiliated companies:
Osterwies Growth & Income Fund

Convertible Preferred Stocks	Share Balance March 31, 2025	Value March 31, 2024	Acquisitions	Dispositions	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value March 31, 2025	Dividend Income
Daseke, Inc., 7.625%	—	$1,000,000	$ —	$(1,000,000)	$ —	$ —	$ —	$ —

Osterwies Strategic Income Fund

Affiliates
Convertible Preferred Stocks	Share Balance March 31, 2025	Value March 31, 2024	Acquisitions	Dispositions	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value March 31, 2025	Dividend Income
Daseke, Inc., 7.625%	—	$49,000,000	$ —	$(49,000,000)	$ —	$ —	$ —	$ —

30

OSTERWEIS FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Growth & Income Fund, Osterweis Opportunity Fund, and Osterweis Strategic Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2025, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 30, 2025

31

Osterweis Funds
additional Information (Unaudited)
QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended March 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017.
The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	100.00%
Osterweis Growth & Income Fund	28.01%
Osterweis Opportunity Fund	0.00%
Osterweis Strategic Income Fund	0.47%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2025, was as follows:

Osterweis Fund	100.00%
Osterweis Growth & Income Fund	20.54%
Osterweis Opportunity Fund	0.00%
Osterweis Strategic Income Fund	0.47%

32

Osterweis Funds
additional Information (Unaudited)(Continued)
Information About Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain this information on the SEC’s website at www.sec.gov, and the Fund’s website at www.osterweis.com/mutual_funds/literature.
Information About the Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds Form N-PORT reports may also be obtained by (866) 236-0050.
The below information is required disclosure from Form N-CSR
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Item 9. Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
Refer to information provided within financial statements.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.

33

(b) Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)*	/s/ Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date	6/9/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date	6/9/2025

By (Signature and Title)*	/s/ Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date	6/9/2025

* Print the name and title of each signing officer under his or her signature.